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                            ARTHUR ANDERSEN LLP


                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                 -----------------------------------------

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated
January 15, 1996 included in the Company's Form 10-K for the year ended December 31, 1995, and to all references to our firm included in this Registration Statement.



ARTHUR ANDERSEN LLP



Atlanta, Georgia
May 7, 1996